UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 10, 2007

HealthStream, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	000-27701	621443555
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

209 10th Ave. South, Suite 450, Nashville, Tennessee		37203
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	615-301-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2007, HealthStream, Inc. issued a press release announcing that Susan A. Brownie tendered her resignation as Chief Financial Officer, the text of which is set forth in Exhibit 99.1. Mrs. Brownie will remain with the Company through the completion of the Company’s filing on Form 10-Q for the quarter ended June 30, 2007.

Arthur E. Newman, HealthStream’s executive vice president, will also serve as the interim CFO until the Company completes its search to fill the CFO position permanently. Mr. Newman served as HealthStream’s CFO from January 2000 to March 2006 prior to his promotion to executive vice president.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release dated July 11, 2007, announcing management change.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthStream, Inc.

July 11, 2007	By:	Susan A. Brownie

Name: Susan A. Brownie
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	99.1 Press release dated July 11, 2007, announcing management change